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EXHIBIT 23.1

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.
333-04764.

                              /s/ Arthur Andersen LLP

Boston, Massachusetts
March 27, 1998